Exhibit 99.1

J.P.Morgan Healthcare Conference JANUARY 8, 2024 This non - promotional presentation contains investigational data as well as forward - looking statements; actual results may vary m aterially.

2 Strategy & Business Update J.P.Morgan Healthcare Conference 2024 Co - Founder, Board Co - Chair, President & Chief Executive Officer

3 Note regarding forward - looking statements This presentation includes forward - looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc . ("Regeneron" or the "Company"), and actual events or results may differ materially from these forward - looking statements . Words such as "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate," variations of such words, and similar expressions are intended to identify such forward - looking statements, although not all forward - looking statements contain these identifying words . These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of products marketed or otherwise commercialized by Regeneron and/or its collaborators or licensees (collectively, "Regeneron's Products") and product candidates being developed by Regeneron and/or its collaborators or licensees (collectively, "Regeneron's Product Candidates") and research and clinical programs now underway or planned, including without limitation EYLEA ® (aflibercept) Injection, EYLEA HD (aflibercept) Injection 8 mg, Dupixent ® (dupilumab) Injection, Libtayo ® (cemiplimab) Injection, Praluent ® (alirocumab) Injection, Kevzara ® (sarilumab) Injection, Evkeeza ® (evinacumab) Injection, Veopoz Ӵ (pozelimab) Injection, odronextamab, itepekimab, fianlimab, garetosmab, linvoseltamab, REGN 5713 - 5714 - 5715 , Regeneron's other oncology programs (including its costimulatory bispecific portfolio), Regeneron's and its collaborators' earlier - stage programs, and the use of human genetics in Regeneron's research programs ; the likelihood and timing of achieving any of the anticipated milestones discussed or referenced in this presentation ; safety issues resulting from the administration of Regeneron's Products and Regeneron's Product Candidates in patients, including serious complications or side effects in connection with the use of Regeneron's Products and Regeneron's Product Candidates in clinical trials ; the likelihood, timing, and scope of possible regulatory approval and commercial launch of Regeneron's late - stage product candidates and new indications for Regeneron's Products, such as those listed above ; the extent to which the results from the research and development programs conducted by Regeneron and/or its collaborators may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval ; ongoing regulatory obligations and oversight impacting Regeneron's Products, research and clinical programs, and business, including those relating to patient privacy ; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize Regeneron's Products and Regeneron's Product Candidates ; competing drugs and product candidates that may be superior to, or more cost effective than, Regeneron's Products and Regeneron's Product Candidates ; uncertainty of the utilization, market acceptance, and commercial success of Regeneron's Products and Regeneron's Product Candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) or recommendations and guidelines from governmental authorities and other third parties on the commercial success of Regeneron's Products and Regeneron's Product Candidates ; Regeneron's ability to manufacture and manage supply chains for multiple products and product candidates ; the ability of Regeneron's collaborators, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron's Products and Regeneron's Product Candidates ; the availability and extent of reimbursement of Regeneron's Products from third - party payors, including private payor healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid ; coverage and reimbursement determinations by such payors and new policies and procedures adopted by such payors ; unanticipated expenses ; the costs of developing, producing, and selling products ; Regeneron's ability to meet any of its financial projections or guidance, including without limitation capital expenditures, and changes to the assumptions underlying those projections or guidance ; the potential for any license or collaboration agreement, including Regeneron's agreements with Sanofi and Bayer (or their respective affiliated companies, as applicable), to be cancelled or terminated ; the impact of public health outbreaks, epidemics, or pandemics (such as the COVID - 19 pandemic) on Regeneron's business ; and risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to EYLEA), other litigation and other proceedings and government investigations relating to the Company and/or its operations (including the pending civil litigation initiated by the U . S . Attorney's Office for the District of Massachusetts), the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron's business, prospects, operating results, and financial condition . A more complete description of these and other material risks can be found in Regeneron's filings with the U . S . Securities and Exchange Commission . Any forward - looking statements are made based on management's current beliefs and judgment, and the reader is cautioned not to rely on any forward - looking statements made by Regeneron . Regeneron does not undertake any obligation to update (publicly or otherwise) any forward - looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise .

4 2023 achievements across key strategic priorities position Regeneron to deliver long - term shareholder value This slide contains investigational drug candidates that have not been approved by any regulatory authority. Note: Definitions for all acronyms and abbreviations in this presentation can be found on slide 33. FDA approval and successful launch of Eylea HD positions retinal franchise for prolonged leadership Exceptional Dupixent clinical and commercial execution ; unprecedented data in eosinophilic COPD to enable potential 2024 launch Significant immuno - oncology pipeline progress across checkpoint inhibitor, CD3 bispecific, and CD28 costimulatory bispecific platforms, including BLA submissions for odronextamab and linvoseltamab Emerging data from hematology , genetic medicine , and obesity pipelines support advancing multiple potential first - and best - in - class opportunities

Solid Organ Oncology • Fianlimab + Libtayo: • Initiate Phase 2/3 studies in 1L advanced NSCLC • Initiate Phase 2 study in perioperative melanoma – 2024 • Initiate Phase 2 study in perioperative NSCLC – 2024 • Report additional data for PSMAxCD28+Libtayo – 2024/ 2025 • Report initial data across solid organ oncology, including for CD3 bispecifics and CD28 costimulatory bispecifics • EC decision for Libtayo in combination with chemotherapy in 1L advanced NSCLC Odronextamab (CD20xCD3) • Initiate confirmatory studies in FL & DLBCL, including earlier lines • Initiate Phase 1 study in combination with REGN5837 (CD22xCD28) in aggressive DLBCL • BLA and MAA acceptance in B - NHL Linvoseltamab (BCMAxCD3) • Report updated pivotal Phase 2 data in R/R Multiple Myeloma • Initiate confirmatory study in MM, including in earlier lines • Initiate Phase 1 study in combination with TAAxCD28 in MM – 2024 • BLA submission in 3L+ MM x x x x x x x x x 5 Delivered on key goals presented at J.P.Morgan 2023 This slide contains investigational drug candidates that have not been approved by any regulatory authority. Ophthalmology • FDA approval for EYLEA in ROP • BLA acceptance for aflibercept 8 mg in DME and wAMD • FDA approval and U.S. launch of EYLEA HD • Two - year data for PHOTON (DME) and PULSAR (wAMD) studies Dupixent • sBLA acceptance for CSU • EC decision on pediatric AD (6mo – 5yr) • Report data for Phase 3 study in Type 2 COPD • sBLA acceptance for pediatric EoE • FDA decision on CSU – received CRL Veopoz (anti - C5 antibody) • FDA acceptance of CHAPLE BLA • FDA decision on CHAPLE (PDUFA August 20, 2023) x x x x x x x x x x

EYLEA HD approved by FDA for wAMD, DME, and DR

EYLEA® HD

has the potential to become the **next-generation standard-of-care** anti-VEGF treatment

4Q 2023 U.S. Net Product Sales*:

$123 million

achieved in first full quarter following launch

EYLEA® HD (aflibercept) Injection 8 mg | EYLEA® (aflibercept) Injection For Intravitreal Injection

4Q 2023 combined EYLEA HD + EYLEA U.S. net product sales of **$1.46 billion***

- **FDA approval** for wAMD, DME and DR received in August 2023
- Early indicators suggest **broad initial uptake** across treatment landscape
- **Strong 2-year data** from pivotal PULSAR and PHOTON studies presented in 2H 2023, supporting **best-in-class** efficacy, safety, and durability profile
- **~2/3 of eligible lives have coverage**; vast majority of covered lives have **first-line or single-step-edit access** to Eylea HD
- **100% of Medicare jurisdictions** have confirmed paid claims
- Remain on track for **permanent J-Code** on April 1, 2024

6

* Based on preliminary, unaudited results. Preliminary U.S. net product sales for Eylea in 4Q 2023 were $1.34 billion.

REGENERON®

Dupixent global net product sales grew 34% and reached nearly $8.4 billion through first nine months of 2023

DUPIXENT® (dupilumab)

In the third quarter of 2023, Dupixent global net sales grew **33% to ~$3.1 billion**

Incremental market penetration, new indications, and younger populations represent significant opportunity for continued growth



+34%
$1.5
$4.7
$2.0
$6.4
First 9 Months of 2022
First 9 Months of 2023
U.S.
ROW
$ Billions
Sanofi records global net product sales of Dupixent

>750,000 patients on therapy globally

Approved in FIVE indications, positive pivotal results in SEVEN Type 2 allergic diseases

- **NBRx** – #1 prescribed biologic in all 5 approved indications
- **TRx** – #1 prescribed biologic in 4 out of 5 approved indications

Demonstrated clinical and real-world safety profile

- >60 clinical trials with >10,000 patients

Chronic Obstructive Pulmonary Disease

- Reported positive results for pivotal BOREAS and NOTUS studies
- sBLA submission completed in December 2023; under review in EU

7

REGENERON®

This slide contains investigational indications for dupilumab that have not been approved by any regulatory authority.

Delivering on "pipeline in a product" potential

Dupixent clinical trials have demonstrated that IL-4 and IL-13 are key drivers of multiple Type 2 allergic diseases



DUPIXENT
(dupilumab)
Atopic Dermatitis
Adults 18+
U.S. & EU: 2017
Asthma
Adults/Adolescents 12+
U.S.: 2018 | EU: 2019
Atopic Dermatitis
Adolescent 12+
U.S. & EU: 2019
CRSwNP
Adults 18+
U.S. & EU: 2019
Atopic Dermatitis
Ped 6-11
U.S. & EU: 2020
Asthma
Ped 6-11
U.S.: 2021 | EU: 2022
EoE
Adults/Adolescents 12+
U.S.: 2022 | EU: 2023
Atopic Dermatitis
Infant 6 mo-5Y
U.S.: 2022 | EU: 2023
Prurigo Nodularis
Adults 18+
U.S. & EU: 2022
EoE
Ped 1-11
COPD
Adults 18+
Today
BP
Adults 18+
CSU
Adults/Adol 12+
CSU
Ped 2-11
CPUO
Adults 18+
Asthma
Ped 2-5
UC
Adults 18+
EoG
Adults/Adol 12+
Prurigo Nodularis
Ped 6m-17
Approved by FDA and/or EC
Under regulatory review
Investigational indications

Potential new indications for Dupixent provide opportunity to add up to ~1 million additional eligible patients in the U.S.

8

REGENERON®

This slide contains investigational indications for dupilumab that have not been approved by any regulatory authority.

9 Striving for global leadership in oncology Potential for up to three FDA - approved products by end of 2024, spanning solid and hematological malignancies Libtayo poised to exceed $1 billion in global net product sales in 2024; Robust oncology pipeline driven primarily by Libtayo combinations 2018 Libtayo FDA - approved as first treatment for advanced CSCC 2023 Submitted BLAs for odronextamab in B - NHL and linvoseltamab in MM, enabling potential 2024 launches 2023 Additional results for fianlimab + Libtayo in metastatic melanoma; began pivotal studies in melanoma & NSCLC 2022 Libtayo + chemotherapy FDA - approved in advanced NSCLC irrespective of PD - L1 expression levels 2022 Regeneron purchases Sanofi’s 50% stake in Libtayo, securing global rights 2021 Libtayo FDA - approved as monotherapy in advanced NSCLC tumors with high (≥50%) PD - L1 expression 2021 Libtayo FDA - approved as first immunotherapy for advanced BCC ODRONEXTAMAB (CD20xCD3) LINVOSELTAMAB (BCMAXCD3) This slide contains investigational drug candidates that have not been approved by any regulatory authority.

10 Research & Pipeline Update J.P.Morgan Healthcare Conference 2024 Co - Founder, Board Co - Chair, President & Chief Scientific Officer

11 Relentless Innovation After 35 years, Regeneron is still pushing the boundaries of science and technology 2023 was another year of scientific “firsts” Collaboration with: * Sanofi; † Alnylam; ‡ Intellia Dupixent in COPD * First biologic to achieve clinically meaningful reduction in COPD exacerbations and improvement in lung function CD28 costimulatory bispecifics First to dose patients with costimulatory bispecific in combination with a CD3 bispecific for both solid and heme tumors Reversing severe allergy Published preclinical results on potential groundbreaking approach for reversing severe allergy siRNA in CNS † First clinical results demonstrating silencing of a pathological gene in human brain Antibody + siRNA targeting C5 Generated first data combining antibody and siRNA therapeutic classes (for targeting C5 in PNH) CRISPR gene editing ‡ First to initiate a pivotal study using in vivo CRISPR gene editing cleared by U.S. FDA Gene therapy for hearing loss Restored hearing in profoundly deaf child with otoferlin gene therapy

Harnessing the immune system to fight cancer

Regeneron has validated 3 independent classes of internally-developed immuno-oncology agents

- One approved medicine, two under regulatory review
- Robust pipeline of immuno-oncology combinations

Checkpoint Inhibitors (anti-PD-1 & anti-LAG-3)

LIBTAYO® (cemiplimab-rwlc) Injection 350 mg
(anti-PD-1)
CSCC, BCC, NSCLC

Fianlimab
(anti-LAG-3)
Melanoma, NSCLC

CD3 Bispecifics ("Signal 1")

Odronextamab
(CD20xCD3)
B-NHL

Ubamatamab
(MUC16xCD3)
Ovarian Cancer

Linvoseltamab
(BCMAxCD3)
MM

REGN4336
(PSMAxCD3)
Prostate Cancer

CD28 Costimulatory Bispecifics ("Signal 2")

REGN5678
(PSMAxCD28)
Prostate Cancer

REGN5668
(MUC16xCD28)
Ovarian Cancer

REGN7075
(EGFRxCD28)
Solid Tumors

REGN5837
(CD22xCD28)
DLBCL

Broad pipeline of clinical-stage assets and numerous preclinical assets planned to advance to clinical studies

12
REGENERON®

Unique flexibility of internally-developed pipeline drives potential for novel and differentiated combinations

Bispecifics and Checkpoint Inhibitor Combos | **Checkpoint Inhibitor Combos**



Odronextamab (CD20xCD3)
R/R B-NHL
Linvoseltamab (BCMAxCD3)
R/R Multiple Myeloma
PSMAxCD3 (REGN4336)
Metastatic prostate cancer
Ubamatamab (MUC16xCD3)
Recurrent ovarian cancer
PSMAxCD3 (REGN4336) Cemiplimab (PD-1)
Metastatic prostate cancer
Ubamatamab (MUC16xCD3) Cemiplimab (PD-1)
Recurrent ovarian cancer
Recurrent ovarian cancer
Ubamatamab (MUC16xCD3) MUC16xCD28 (REGN5668)
Metastatic prostate cancer
PSMAxCD3 (REGN4336) PSMAxCD28 (REGN5678)
R/R B-NHL
Odronextamab (CD20xCD3) CD22xCD28 (REGN5837)
Metastatic prostate cancer
PSMAxCD28 (REGN5678) Cemiplimab (PD-1)
Solid tumors
EGFRxCD28 (REGN7075) Cemiplimab (PD-1)
Recurrent ovarian cancer
MUC16xCD28 (REGN5668) Cemiplimab (PD-1)
CD3 Bispecific Antibodies
CD28 Bispecific Antibodies
PD-1 Inhibitor
Checkpoint Inhibitors and other immunomodulators
Tumor-Targeted Bispecific Antibodies
Cemiplimab (PD-1) Fianlimab (LAG-3)
Melanoma & other advanced malignancies
Cemiplimab (PD-1) GITR (REGN6569)
HNSCC
Cemiplimab (PD-1) vidutolimod (TLR9)
CSCC, MCC, BCC
METxMET (REGN5093)
MET-altered advanced NSCLC
METxMET ADC (REGN5093-M114)
MET over-expressing advanced NSCLC

13

REGENERON

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Fianlimab (anti-LAG-3) + cemiplimab (anti-PD-1): Combining two checkpoint inhibitors

Results from three independent 1L metastatic melanoma cohorts from the FIH study demonstrated strong efficacy signal, including in patients treated with adjuvant anti-PD-1 therapy

		Phase 1	Phase 2	Phase 3
Melanoma	1L Metastatic Melanoma	Potentially pivotal data expected 2H24		
	Adjuvant Melanoma	Enrolling		
	Perioperative Melanoma	Initiating 1H24		
Lung (NSCLC)	Advanced NSCLC	Enrolling	Initial data expected 2H24	
	Perioperative NSCLC	Initiating 1H24		
Other solid tumors	Perioperative HCC	Enrolling		
	Perioperative CSCC	Initiating 2024		
	Perioperative HNSCC	Initiating 2024		

Results in 1L Metastatic Melanoma

fianlimab + cemiplimab FIH POC study[1]	**ORR**	**DCR**	**mPFS** (KM-estimate)
Cohort MM1 (n=40) *Initial*	63%	80%	24 mo
Cohort MM2 (n=40) *Confirmatory*	63%	80%	15 mo
Cohort MM3 (n=18) *PD-1 in adjuvant setting*	56%	67%	12 mo
Combined (n=98)	**61%**	**78%**	**15 mo**
RELATIVITY-047 Phase 3[2]			
nivolumab (n=359)	33%	51%	4.6 mo
nivolumab + relatlimab (n=355)	43%	63%	10.2 mo

Safety profile of fianlimab + cemiplimab combination similar to anti-PD-1 monotherapy

[1]Hamid, O. *Significant durable response with fianlimab (anti-LAG-3) and cemiplimab (anti-PD-1) in advanced melanoma: post adjuvant PD-1 analysis*, ASCO 2023.
[2]Long, G. *Relatlimab and nivolumab versus nivolumab in previously untreated metastatic or unresectable melanoma: Overall survival and response rates from RELATIVITY-047*, ASCO Plenary Series, March 2022.

14

This slide contains investigational drug candidates that have not been approved by any regulatory authority.
There are no randomized, head-to-head clinical trials between these products. Study data being provided for descriptive purposes only. Caution is advised when drawing conclusions based on cross-trial comparisons.

REGENERON®

Regeneron's leading CD3 bispecifics


Granzymes and Perforin
Cancer Cell
TCR receptor with CD3 component
MHC
Lysis
Engaged T Cell
Inflammatory cytokines
T Cell Receptor/ CD3
Tumor-specific target

Our blood cancer research is focused on bispecific antibodies that are being investigated both as monotherapies and in combination with each other and emerging therapeutic modalities

Linvoseltamab (BCMAxCD3) – MM

Linvoseltamab has the potential to be the best-in-class BCMAxCD3 bispecific with its clinical profile, dosing, and administration

Confirmatory Phase 3 study underway; expanding into early stages of disease

BLA submitted in December 2023 for R/R multiple myeloma, pending FDA acceptance

EU submission planned for 1Q 2024

Odronextamab (CD20xCD3) – NHL

Odronextamab can treat both indolent and aggressive lymphomas with potential best-in-class efficacy in FL and a competitive profile in DLBCL, including patients previously treated with CAR-T therapy

Confirmatory Phase 3 OLYMPIA program underway and enrolling patients in earlier lines of therapy

BLA accepted by FDA for R/R FL & DLBCL (PDUFA March 31, 2024)

EU submission completed; decision expected 2H 2024

15

REGENERON®

Within the BCMA bispecific class, linvoseltamab has differentiated and compelling clinical profile in r/r multiple myeloma

	Teclistamab - *FDA Approved* (per U.S. FDA Prescribing Information*)	**Elranatamab** - *FDA approved* (per U.S. FDA Prescribing Information*)	**Linvoseltamab*** (per LINKER-MM1 primary analysis*)
Efficacy	ORR 62% sCR + CR 28% Follow-up 7.4-months among responders	ORR 58% sCR + CR 26% Follow-up 11.1-months among responders	200mg dose ORR 71% sCR + CR 46% Follow-up 11.0-months all patients
Safety Not full safety profile. Please refer to U.S. FDA prescriber information and Regeneron's disclosures for further details	CRS: G1 50%, G2 21%, G3+ 0.6% ICANS 6% CRS median time to onset: 2 days median duration: 2 days	CRS: G1 44%, G2 14%, G3+ 0.5% ICANS 3% CRS median time to onset: 2 days median duration: 2 days	200mg dose CRS: G1 35%, G2 10%, G3+ 1.0% ICANS 8% CRS median time to onset: 1 day median duration: within 1 day
Hospitalization, Administration & Dosing schedule	x 6 days 3 X 48-hr hospitalization requirements during step-up dosing (over initial ~9 days) **Subcutaneous** (by HCP only) QW →	x 3 days 1 X 48-hr + 1 X 24-hr hospitalization requirements during step-up dosing (over initial ~5 days) **Subcutaneous** (by HCP only) QW → Q2W Weeks 1-24; Week 25+ for responders	x 2 days 1 X 24-hrs in W1 + 1 x 24-hrs in W2; Hospitalized for 1 day during step-up dosing on Day 1 & Day 8† **Intravenous** (Week 3+ = 30-min‡) QW → Q2W → Q4W Weeks 1-14; Weeks 15-23; Week 24+ if VGPR+

* Data source: Regeneron press release from Dec 7, 2023. † Per Protocol. ‡ 30-min as long as patient tolerability allows; discretion at Day 8.

16

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

There are no randomized, head-to-head clinical trials between these products. Study data being provided for descriptive purposes only. Caution is advised when drawing conclusions based on cross-trial comparisons.

Progressing CD28 costimulatory bispecifics

	Dose Escalation	Proof-of-Mechanism	Dose Expansion	Status / Next Steps	Combined with:
PSMAxCD28 Prostate Cancer	✓	✓	✓	Enrolling monotherapy cohort; combo with PSMAxCD3 to start 1H24	Cemiplimab; PSMAxCD3
EGFRxCD28 Solid Tumors	✓	✓		Expansion cohorts with cemiplimab to initiate in 1H24 in multiple tumors	Cemiplimab
MUC16xCD28 Ovarian Cancer	✓			Presented initial dose escalation results with cemiplimab; expansion cohorts expected to initiate in 2024; enrolling dose escalation with ubamatamab	Cemiplimab; Ubamatamab (MUC16xCD3)
CD22xCD28 DLBCL	✓			Enrolling dose escalation cohorts	Odronextamab (CD20xCD3)
CD38xCD28 MM	✓			Initiating Phase 1 study in 2024	Linvoseltamab (BCMAxCD3)

Additional costimulatory bispecifics expected to enter the clinic in 2024 and beyond

17

REGENERON®

Potential to change the COPD treatment paradigm with Dupixent and itepekimab

DUPIXENT (dupilumab) **(anti-IL4/13)**

Positive results in Phase 3 BOREAS and NOTUS studies in eosinophilic COPD reported during 2023

sBLA submission completed in December 2023

	BOREAS	NOTUS
Primary endpoint: Significant reduction in moderate or severe COPD exacerbations over 52 weeks compared to placebo	**30%** (p=0.0005)	**34%** (p=0.0002)
Key secondary endpoint: Significant improvement in lung function at week 12 compared to placebo*	**+83 mL** (p<0.0001)	**+82 mL** (p=0.0001)

Lung function benefit vs. placebo observed at Week 12 sustained at Week 52

Safety findings generally consistent with known safety profile of Dupixent

Itepekimab

(anti-IL-33)

Positive data in former smokers in Phase 2 COPD study informed Phase 3 trial design

Phase 3 AERIFY studies passed interim futility analysis in 2023

- Demonstrated 42% reduction in exacerbations in former smokers vs. placebo in Phase 2 study
- RGC-generated human genetics data support rationale for IL-33 blockade to treat COPD
- Pivotal results from both AERIFY studies expected in 2025

Phase 2 COPD Trial

Itepekimab led to 42% reduction in exacerbations in former smokers



42%
reduction
2
1.5
1
.5
0
1.55
0.89
PLACEBO
ITEPEKIMAB

18

* Results shown are placebo-adjusted improvements in pre-bronchodilator forced expiratory volume (FEV_1).

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Novel treatment approach for reversing severe allergy: Linvoseltamab (BCMAxCD3) plus Dupixent (anti-IL4Rα)

SCIENCE TRANSLATIONAL MEDICINE | RESEARCH ARTICLE

ALLERGY

A therapeutic strategy to target distinct sources of IgE and durably reverse allergy

Andre Limnander, Navneet Kaur, Seblewongel Asrat, Carley Tasker, Anita Boyapati, Li-Hong Ben, John Janczy, Paulina Pedraza, Pablo Abreu, Wen-Chi Chen, Stephen Godin, Benjamin J. Daniel, Harvey Chin, Michelle DeVeaux, Karen Rodriguez Lorenc, Andres Sirulnik, Olivier Harari, Neil Stahl, Matthew A. Sleeman, Andrew J. Murphy, George D. Yancopoulos, Jamie M. Orengo*

Linvoseltamab and Dupixent regimen could eliminate IgE: potential groundbreaking approach for controlling severe allergy

- **Immunoglobulin E (IgE)** is the key driver of allergic reactions, such as food allergies; long-lived plasma cells consistently produce IgE[2]
- In atopic patients, **transient linvoseltamab** treatment with **Dupixent maintenance** has the potential of permanently eliminating IgE and durably reversing severe allergies, while allowing the restoration of other immunoglobulins

Transient plasma cell depletion with BCMAxCD3 plus sustained IL-4Rα blockade durably eliminates IgE production in cynomolgus monkeys[1]


IgE (normalized to baseline)
400
300
200
100
0
Reconstitution of IgE
BCMAxCD3 transiently reduces serum IgE
BCMAxCD3 combined with anti-IL-4Rα results in persistent reduction of serum IgE
Baseline
Day 85-99 (avg)
Day 169
Control bispecific (single dose)
BCMAxCD3 bispecific (single dose)
BCMAxCD3 bispecific (single dose) + IL-4Rα antibody (QW)

Myeloma patients treated with linvoseltamab rapidly reduce IgE levels[1]

Median concentrations of serum IgE over time in MM patients (n=12) receiving QW linvoseltamab*


IgE median % change
0
-20
-40
-60
-80
-100
0
4
8
12
16
Weeks

- Linvoseltamab effectively eliminates BCMA-expressing cells, including long-lived plasma cells
- IgE reduction seen in myeloma patients supports the two-drug regimen for severe food allergies

Clinical trial with the two-drug regimen in patients with severe food allergies to begin in 2024

[1]Adapted from Limnander et al, Sci. Transl. Med. 2023.[2]Asrat et al, Sci. Immunol. 2020.
* Pooled data from n=12 multiple myeloma patients from the LINKER-MM1 Phase 1 study, treated with six different dose levels of linvoseltamab

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

19

REGENERON®

Regeneron's approach to obesity: combinations with leading medicines aim to improve quality of weight loss

Incretin-based therapies, such as semaglutide (sema) and tirzepatide, are emerging as standards of care for weight loss; however, up to 40% of this weight loss is due to decreases in lean muscle mass[1]

Novel approaches for obesity

	Rationale	Program status
Incretin-based therapy	Improving upon once weekly standard of care in obesity/T2DM	NHP studies underway for our **antibody-tethered GLP-1 ligand**
+ α-MSTN + α-ACT-A	Improving **quality of weight loss** by preserving lean muscle during weight loss	Mid-2024: Start Phase 2 study of semaglutide with **trevogrumab** (anti-myostatin) ± **garetosmab** (anti-activin A)
GPR75	*GPR75* gene mutations are associated with **protection against obesity**	siRNA, small molecule, and antibody candidate identification and screening underway

Adding myostatin blockade to semaglutide leads to greater fat loss and less lean mass loss compared to semaglutide monotherapy in obese non-human primates[2]



Change in Body Weight through 20 Weeks
Semaglutide Dosing
Antibody Dosing
Body Weight (% change)
20
10
0
-10
-20
0
2
5
10
12
15
20
Week
Change in Body Composition at Week 20 measured by DXA
1000
0
-1000
Average change from baseline (g)
Lean mass loss/gain
Fat mass loss/gain
Less lean mass lost
More fat mass lost
Vehicle
Sema
Sema + α-MSTN
Sema + α-MSTN + α-ACT-A
Vehicle
Sema
Sema + α-MSTN
Sema + α-MSTN + α-ACT-A

20

[1]Wilding, Diabetes Obes Metab, 2022; PMID: 35441470, [2]from Mastaitis J, et al. Manuscript in preparation and ADA 2023 presentation, n=10 per arm; DXA: dual-energy X-ray absorptiometry measurement

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Obesity clinical program to start in mid-2024

Phase 2 study to investigate if addition of trevogrumab (anti-myostatin) to semaglutide with and without garetosmab (anti-activin A) improves the quality of weight loss and/or improves maintenance of weight loss post semaglutide discontinuation

- Obese patient enrollment starting mid-2024, pending safety and tolerability trial of high dose trevogrumab in healthy volunteers

Phase 2 General Obesity Trial Design

Randomized (1:1:1:1:1:1:1:1) double-blind, active controlled trial


PERIOD 1
(weight loss phase)
PERIOD 2
(weight maintenance phase)
-2 WEEK
DAY 1
WEEK 26
WEEK 52
FOLLOW UP
Primary Endpoints
Secondary Endpoints
A_0 A_1
PBO RUN-IN
SEMA SC + PLACEBO SC + PBO IV
PBO SC A_0
α-MSTN HIGH DOSE SC A_1
B_0 B_1
PBO RUN-IN
SEMA SC + α-MSTN LOW DOSE SC + PBO IV
PBO SC B_0
α-MSTN HIGH DOSE SC B_1
C_0 C_1
PBO RUN-IN
SEMA SC + α-MSTN HIGH DOSE SC + PBO IV
PBO SC C_0
α-MSTN HIGH DOSE SC C_1
D_0 D_1
PBO RUN-IN
SEMA SC + α-MSTN HIGH DOSE SC + α-ACT-A IV
PBO SC D_0
α-MSTN HIGH DOSE SC D_1

21

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

22 Leveraging Regeneron’s novel genetics discovery – GPR75 as a target for obesity Exome sequencing of ~640,000 individuals revealed that gene variants in GPR75 are associated with reduced risk of obesity; Individuals with at least one inactive copy of the GPR75 gene had lower BMI and, on average, tended to weigh about 12 pounds less 1 GPR75: a novel target for obesity 1 Akbari, Science, 2021; PMID: 34210852, 2 unpublished data for humanized GPR75 mice, n=20 - 21 per arm, 3 unpublished data for Gpr75 knockout mice versus wild - type mice, 4 unpublished self - reported data (via the International Physical Activity Questionnaire [IPAQ]) for a small number of heterozygous GPR75 pLOF carriers versus non - carriers; pLOF – predicted Loss Of Function GPR75 siRNA treatment halts weight gain and fat mass gain without lean mass loss in high fat diet fed obese mice 2 This slide contains investigational drug candidates that have not been approved by any regulatory authority. Change in Body Weight through 3 Weeks Vehicle GPR75 siRNA Change in Fat Mass through 3 Weeks Change in Lean Mass through 3 Weeks 0 1 2 3 -5 0 5 10 Time (Weeks) B o d y W e i g h t ( D g r a m s ) 0 1 2 3 -5 0 5 10 Time (Weeks) F a t M a s s ( D g r a m s ) 0 1 2 3 -5 0 5 10 Time (Weeks) L e a n M a s s ( D g r a m s ) Regeneron is pursuing three modalities to target GPR75: • siRNA collaboration with Alnylam • Small molecule collaboration with AstraZeneca • Antibody approach Gpr75 knockout mice People with an inactive copy of GPR75 gene Body Weight Physical Activity 3 4

23 Regeneron Genetic Medicines: multiple investigational approaches for treatment of genetic diseases Established clinical proof - of - principle across several diseases with novel genetic medicine technologies siRNA Gene Silencing (alone and antibody combos) • First clinical results demonstrating silencing of a pathological gene in human brain ( APP )* • Pioneers in siRNA + antibody combo ( C5 ) AAV Gene Therapy • Local delivery: restored hearing in first treated patient ( OTOF ) • Antibody - targeted delivery: proof - of - concept in non - human primates; clinical approach in development ( muscle disorders ) CRISPR Knockout and Insertion Genome Editing • Gene knockout: first clinical results demonstrating genome editing in humans; Phase 3 started ( TTR ) † • Gene insertion: clinical program to start in 2024, pending regulatory approval ( Factor 9 ) † This slide contains investigational drug candidates that have not been approved by any regulatory authority. Collaboration with: *Alnylam; † Intellia.

Regeneron Genetic Medicines pipeline

Select Pre-IND Candidates	Phase 1	Phase 2	Phase 3
SOD1* **SOD1 siRNA** *SOD1* ALS **HTT*** **HTT siRNA** Huntington's Disease **CIDEB*** **CIDEB siRNA** NASH	**ANL-PNP*** **PNPLA3 siRNA** NASH **ALN-APP*** **APP siRNA** Early-onset Alzheimer's Disease and Cerebral Amyloid Angiopathy	**ALN-HSD** **HSD17B13 siRNA** NASH	**Pozelimab + Cemdisiran** **C5 Antibody + C5 siRNA** Myasthenia gravis and Paroxysmal Nocturnal Hemoglobinuria; Geographic atrophy initiating in 2H 2024
Factor 9† **F9 CRISPR + AAV** Hemophilia B **GAA†** **GAA CRISPR + AAV** Pompe Disease			**NTLA-2001†** **CRISPR/Cas9** Transthyretin Amyloidosis (ATTR) with cardiomyopathy
GJB2/DB-103 **GJB2 AAV** *GJB2*-related Hearing Loss	**DB-OTO | OTOF AAV Dual Vector Gene Therapy** OTOF-related Hearing Loss		

Collaboration with: *Alnylam; †Intellia.

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

24

REGENERON®

25 Regeneron pioneers first combination of siRNA + antibody therapeutic classes Overview Status PNH Phase 3 ACCESS - 1 Complement inhibitor - naïve patients • Cohort A: Interim results recently reported • Cohort B: Enrolling, data expected in 2024/2025 gMG Phase 3 NIMBLE Patients with symptomatic generalized myasthenia gravis • Study enrolling • Data expected in 2025 GA Patients with geographic atrophy secondary to age - related macular degeneration Systemic administration - Single subcutaneous injection to treat bilateral disease • Phase 3 pivotal program initiating in 2H 2024 0.5 0.6 0.7 0.8 0.9 1 1.1 1.2 1.3 1.4 1.5 BL wk 2 wk 4 wk 8 wk 10 wk 12 wk 16 wk 18 wk 20 wk 24 wk 26 LDH to ULN Time LDH to ULN at wk 26: 0.8 combo Baseline LDH/ULN: 6.6 combo & 5.9 ravu 22 , 24 19 , 20 19 , 20 19 , 17 18 , 17 16 , 14 15 , 13 13 , 13 12 , 11 11 , 11 22 , 24 n LDH to ULN at wk 26: 1.2 ravu upper limit of normal pozelimab + cemdisiran combo SC Q4W ravulizumab IV Q8W Primary Endpoint : the percent change in lactate dehydrogenase (LDH) from baseline to week 26. LDH is a well - accepted biomarker of hemolysis – with adequate control and normalization defined as ≤1.5 and ≤1.0 times the upper limit of normal (ULN), respectively. Only patients that completed 26 weeks of the study were evaluated for efficacy at the time of the data cut. This slide contains investigational drug candidates that have not been approved by any regulatory authority. Our antibody + siRNA combination has the potential to improve on current standards of care across many diseases including complement mediated disorders: • Complete and sustained C5 inhibition at a lower dose • Reduced dosing frequency • Convenient subcutaneous formulation PNH: Phase 3 ACCESS - 1 Exploratory Cohort A – Pooled Patient Data Pozelimab + cemdisiran – reduces LDH levels in almost all patients Prior to this combination, no treatment has reduced and sustained average LDH to normal levels in PNH patients siRNA reduces target load so that antibody can completely block target for extended period Prior to this combination, no treatment has reduced and sustained average LDH to normal levels in PNH patients

Geographic atrophy (in dry AMD): Extending our C5 siRNA + antibody approach to ophthalmology

Pivotal Phase 3 program to initiate in 2H 2024

Program Overview

(Trials to initiate in 2H 2024)

Two Phase 3 pivotal trials (multi-center, randomized, double-masked) in geographic atrophy secondary to age-related macular degeneration

	Current Geographic Atrophy Landscape	Regeneron Opportunity (Pozelimab + Cemdisiran Combo)
Market Opportunity	• ~1M diagnosed in U.S. • Increasing diagnosis and drug-treatment rates • 2 approved agents, many more in development	• Leadership in ophthalmology • Differentiated MOA
Route of Administration	• Q4W/Q8W intravitreal injections • Bilateral disease requires injections in each eye	• Less invasive treatment option • Systemic administration enables treatment of bilateral disease • Q4W systemic treatment
Ocular Safety	• Reported cases of occlusive retinal vasculitis along with other ocular safety events	• Systemic administration potentially reduces risk of ocular safety events
Efficacy	• Approved agents lack evidence of maintenance of visual function	• Opportunity to demonstrate greater reduction in lesion growth rate along with preservation of visual function
Office Visits	• Administered in office by retinal specialist	• Potential for self-administration (subcutaneous coformulation)

26

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

Regeneron restores hearing in a profoundly deaf child 27 Gene therapy for genetic hearing loss Potentially first - in - class, one - time treatment to rescue hearing in infants born with profound deafness due to biallelic OTOF mutations • DB - OTO is a surgically delivered AAV - based dual - vector gene therapy that selectively expresses functional OTOF in the inner ear hair cells of patients, enabling the ear to transmit sound to the brain • Preliminary, positive safety and efficacy results from the first patient (<2 years old) continue to show improvements in auditory responses, now through week 12, compared to baseline • Paves the way for next gene therapy for genetic hearing loss – GJB2 • Currently in IND - enabling studies DB - OTO AAV - based dual - vector gene therapy delivered to the inner ear to rescue hearing in infants Preliminary results for first patient dosed: Profoundly deaf child at baseline, demonstrates markedly improved hearing at 12 weeks post - treatment Intensity/volume (dB HL) Frequency/Pitch (Hz) Behavioral pure tone audiogram – a plot of softest sounds a patient can hear in an individual ear *Arrows indicate no response at maximum level tested Lower volume threshold for normal hearing Profound hearing impairment treated by cochlear implant Moderate hearing loss treatable with a hearing aid 125 250 500 1000 2000 4000 8000 0 10 20 30 40 50 60 70 80 90 100 110 120 130 Treated ear at week 12: moderate hearing loss Treated ear at week 4: responds to multiple pitches Treated ear at baseline* This slide contains investigational drug candidates that have not been approved by any regulatory authority.

28 Optimizing genetic medicines with antibody - targeted delivery Targeting of vector delivery with the skeletal muscle cell - specific protein (“M”) and blood - brain barrier endothelial cell - specific protein (“B”) “M” - and “B” - mediated AAV9 delivery results in enhanced targeting to skeletal muscles and the central nervous system, respectively, as well as de - targeting other organs like the liver and heart Skeletal Muscle Targeting Platform Blood - Brain Barrier Crossing Platform This slide contains investigational drug candidates that have not been approved by any regulatory authority.

29 2024 key upcoming milestones Ophthalmology • EU decision for aflibercept 8 mg in wAMD and DME – Now Approved • Japan decision for aflibercept 8 mg in wAMD and DME (1H) • Initiate pivotal RVO study of Eylea HD to enable FDA filing (mid) • Obtain permanent J - code for EYLEA HD (2Q) • Initiate pivotal studies of pozelimab + cemdisiran combination in geographic atrophy (2H) Dupixent / I&I • Regulatory decisions for pediatric (1 - 11 yrs) eosinophilic esophagitis (U.S. Q1, EU 2H) • sBLA acceptance for COPD with a Type 2 inflammatory phenotype (Q1); potential FDA approval (mid/2H) • Report results from ongoing Phase 3 study in CSU (4Q) • Initiate Phase 1 study in severe food allergy following transient linvoseltamab treatment • Complete enrollment of Phase 3 studies of itepekimab in COPD (2H) Obesity • Initiate Phase 2 proof - of - concept study of combination of semaglutide and trevogrumab (anti - myostatin) with and without garetosmab (anti - Activin A) (mid) Solid Organ Oncology • Report potentially pivotal interim analysis of Libtayo in Adjuvant CSCC (mid) • Report potentially pivotal results from Phase 2/3 study of fianlimab + cemiplimab in 1L metastatic melanoma (2H); initial data in 1L advanced NSCLC (2H) • Initiate potentially pivotal Phase 2 studies for fianlimab + cemiplimab in perioperative melanoma (1H) and perioperative NSCLC (1H) • Initiate do se - expansion cohorts of EGFRxCD28 + cemiplimab in EGFR - high tumors (1H) • Initiate cohorts combining PSMAxCD28 + PSMAxCD3 in mCRPC as well as PSMAxCD28 monotherapy in RCC (1H) Hematology • FDA decision on odronextamab in R/R FL and R/R DLBCL ( 1Q ); EU decision (2H) • BLA acceptance for linvoseltamab in R/R multiple myeloma (1Q); potential FDA approval (2H); EU submission (1Q) • Initiate Phase 1 study of linvoseltamab in combination with CD38xCD28 costimulatory bispecific in multiple myeloma • Report Phase 2 proof - of - concept results for Factor XI antibody (2H) Genetic Medicines • Initiate Phase 1 study of Factor 9 gene insertion in hemophilia (mid) • Report additional proof - of - concept data for DB - OTO • Initiate proof - of - concept study of SOD1 siRNA in ALS This slide contains investigational drug candidates that have not been approved by any regulatory authority. x

Three responsibility focus areas all reflect our “ doing well by doing good ” ethos 30 Improve the lives of people with serious diseases Foster a culture of integrity and excellence Build sustainable communities • Product quality and safety • Diverse, healthy and engaged workforce • Ethics and integrity • STEM education - sponsorship of top science competitions: – Regeneron Science Talent Search – Regeneron International Science and Engineering Fair • Environmental sustainability • Pipeline innovation • Access to medicine and fair pricing • Patient advocacy Our mission: Use the power of science to repeatedly bring new medicines to people with serious diseases

Co - Founder, Board Co - Chair, President & Chief Executive Officer EVP, Head of Commercial Co - Founder, Board Co - Chair, President & Chief Scientific Officer Q&A 31

Regeneron-discovered, approved and investigational medicines across a diverse set of diseases

Phase 1

Hematology
- **REGN5459** (BCMAxCD3)
- **REGN5837** (CD22xCD28)
- **REGN7257** (IL-2Rγ)
- **REGN7508** (Factor XI)
- **REGN7999** (TMPRSS6)

Solid Organ Oncology
- **REGN4336** (PSMAxCD3)
- **REGN5093** (METxMET)
- **REGN5093-M114** (METxMET ADC)
- **REGN5668** (MUC16xCD28)
- **REGN5678** (PSMAxCD28)
- **REGN6569** (GITR)
- **REGN7075** (EGFRxCD28)

Internal/Genetic Medicines
- **ALN-APP**[‡] (APP)
- **ALN-PNP**[‡] (PNPLA3)
- **DB-OTO** (AAV Gene Therapy)
- **REGN7544** (NPR1 antagonist)

Phase 2

Hematology
- **REGN9933** (Factor XI)

Solid Organ Oncology
- **vidutolimod** (TLR9)
- **ubamatamab** (MUC16xCD3)

Internal/Genetic Medicines
- **mibavademab** (LEPR)
- **REGN5381/REGN9035** (NPR1)
- **HSD siRNA** (HSD17B13)

I&I
- **sarilumab*** (IL-6R)

Phase 3

Hematology
- **pozelimab + cemdisiran**[‡] (anti-C5 + C5 siRNA)
- **odronextamab** (CD20xCD3)
- **linvoseltamab** (BCMAxCD3)
- **NTLA-2001**[#] (TTR)

Solid Organ Oncology
- **cemiplimab** (PD-1)
- **fianlimab** (LAG-3)

Internal/Genetic Medicines
- **alirocumab** (PCSK9)
- **garetosmab** (Activin A)

I&I
- **dupilumab*** (IL-4R)
- **itepekimab*** (IL-33)
- **REGN5713-5714-5715** (Bet v 1)

Ophthalmology
- **aflibercept 8 mg**[°] (VEGF)

Approved

- Arcalyst (rilonacept) Injection for Subcutaneous Use †
- EYLEA (aflibercept) Injection For Intravitreal Injection °
- ZALTRAP (ziv-aflibercept) Injection for Intravenous Infusion §
- EYLEA HD (aflibercept) Injection 8 mg °
- DUPIXENT (dupilumab) *
- Praluent (alirocumab) Injection 75mg/mL 150mg/mL
- LIBTAYO (cemiplimab-rwlc) Injection 350 mg
- KEVZARA (sarilumab) *
- Evkeeza (evinacumab-dgnb) Injection **
- Inmazeb (atoltivimab, maftivimab, and odesivimab – ebgn) Injection
- Veopoz (pozelimab-bbfg) Injection

Over 30 product candidates

Legend: HEMATOLOGY | SOLID ORGAN ONCOLOGY | INTERNAL/GENETIC MEDICINES | OPHTHALMOLOGY | I&I

Collaboration with: *Sanofi; ‡Alnylam; #Intellia; °Bayer, **Ultragenyx
†Kiniksa is solely responsible for development and commercialization of ARCALYST
§Sanofi is solely responsible for development and commercialization of ZALTRAP

32

As of December 2023.

REGENERON®

This slide contains investigational drug candidates that have not been approved by any regulatory authority.

33 Abbreviations and Definitions Abbreviation Definition 1L First line AAV Adeno - associated virus ALS Amyotrophic lateral sclerosis APP Amyloid precursor protein BCC Basal cell carcinoma BCMA B - cell maturation antigen BLA Biologics license application B - NHL B - cell non - Hodgkin’s lymphoma BP Bullous pemphigoid CAR - T Chimeric antigen receptor T - cell CIndU - COLD Chronic inducible urticaria – cold CNS Central nervous system COPD Chronic obstructive pulmonary disease CPUO Chronic pruritis of unknown origin CR Complete response CRS Cytokine release syndrome CRSwNP Chronic sinusitis with nasal polyposis CSCC Cutaneous squamous cell carcinoma CSU Chronic spontaneous urticaria dB HL Decibel hearing loss DCR Duration of complete response DLBCL Diffuse large B - cell lymphoma DME Diabetic macular edema DR Diabetic retinopathy DXA Dual - energy X - ray absorptiometry EC European Commission EGFR Epidermal growth factor receptor EoE Eosinophilic esophagitis EoG Eosinophilic gastroenteritis Abbreviation Definition FIH First in human FL Follicular lymphoma GA Geographic atrophy GAA Alpha glucosidase GITR Glucocorticoid - induced TNFR - related protein GLP - 1 Glucagon - like peptide 1 GLP - 1R Glucagon - like peptide 1 receptor gMG Generalized myasthenia gravis HCC Hepatocellular carcinoma HCP Healthcare Provider HNSCC Head and neck squamous cell carcinoma Hz Hertz ICANS Immune effector cell - associated neurotoxicity syndrome IND Initial new drug application IV Intravenous KM Kaplan - Meier curve LAG - 3 Lymphocyte - activation gene 3 LDH Lactate dehydrogenase LEPR Leptin receptor MAA Marketing authorization application MCC Merkel cell carcinoma mCRPC Metastatic castration - resistant prostate cancer MM Multiple myeloma MOA Mechanism of action mPFS Median progression - free survival MUC16 Mucin 16 NASH Non - alcoholic steatohepatitis NBRx New to Brand Prescriptions NHP Non - human primate Abbreviation Definition NSCLC Non - small cell lung cancer ORR Overall Response Rate OTOF Otoferlin PBO Placebo PD - 1/PD - (L)1 Programmed cell death protein/(ligand) 1 PDUFA Prescription Drug User Fee Act PNH Paroxysmal nocturnal hemoglobinuria POC Proof - of - concept PSMA Prostate - specific membrane antigen R/R Relapsed/Refractory RCC Renal cell carcinoma RGC Regeneron Genetics Center ROW Rest of world RVO Retinal vein occlusion sBLA Supplemental biologics license application SC Subcutaneous sCR Stringent complete response siRNA Small interfering RNA T2DM Type 2 diabetes mellitus TAA Tumor - associated antigen TRx Total prescriptions TTR Transthyretin protein UC Ulcerative colitis ULN Upper limit of normal VEGF Vascular endothelial growth factor wAMD Wet age - related macular degeneration